SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)
    (2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under Rule 14a-12

                              PMFM Investment Trust
                              ---------------------
                (Name of Registrant as Specified In Its Charter)

                   __________________________________________
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

     1.   Title of each class of securities to which transaction applies:
     2.   Aggregate number of securities to which transaction applies:
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     4.   Proposed maximum aggregate value of transaction:
     5.   Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ]   Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filling.

     1.   Amount Previously Paid:
     2.   Form, Schedule or Registration Statement No.:
     3.   Filing Party:
     4.   Date Filed:

                              PMFM INVESTMENT TRUST
                             1061 Cliff Dawson Road
                           Watkinsville, Georgia 30677
                                 (252) 972-9922

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               January [__], 2007

To the Shareholders of PMFM Investment Trust:

         Notice is hereby given that the special meeting of shareholders of PMFM Tactical Preservation Portfolio Trust (the "Tactical Preservation Fund"), PMFM Managed Portfolio Trust (the "Managed Fund"), and PMFM Core Advantage Portfolio Trust (the "Core Advantage Fund") (collectively, the "Funds"), each a series of PMFM Investment Trust, a Delaware trust (the "Trust"), will be held [at the offices of the Trust, 1061 Cliff Dawson Road , Watkinsville, Georgia 30677], at [____] Eastern Time, on February [__], 2007, for the following purposes:

         1. To elect three (3) Trustees, each to hold office for an indefinite term, and until his successor is duly elected and qualified.

         2. To approve a new investment advisory agreement for each Fund by and between the Trust on behalf of each of the Funds and the investment adviser of the Funds, PMFM, Inc. (the "Adviser"), following a change in control of the Adviser.

         3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.


SHAREHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES.

           IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

         You should carefully read the entire text of the Proxy Statement. We have provided you with a brief overview of the Proxy Statement using the questions and answers below.

                              QUESTIONS AND ANSWERS

Q: What am I being asked to vote on?

A: You are being asked to approve the following proposals: (i) election of three
(3) trustees of the Trust, (ii) a new investment advisory agreement for your Fund with the Adviser following a change in control at the Adviser (each a "New Agreement"); and (iii) any other business which may come before the shareholders of the Funds.

Q. Why am I being asked to vote on the trustees?

A: The Board appointed Timothy A. Chapman, the Trust's President and a co-founder of the Adviser, as a new trustee to fill a vacancy in the Board created by the retirement of Donald L. Beasley as a trustee of the Trust in May 2006 in accordance with the Trust's Declaration of Trust and By-Laws. However, as a result, not all of the Board's trustees have been elected by shareholders. Therefore, the Board has determined to ask shareholders to vote on the election of all three (3) trustees in accordance with applicable provisions of the Trust's governing documents, Delaware law and the 1940 Act.

Q. Why am I being asked to vote on the New Agreement?

A: As noted above, Mr. Beasley retired as a trustee of the Trust in April 2006. At the same time, he also retired from his positions with the Adviser, where he was co-founder, president and a portfolio manager. Mr. Beasley was the majority shareholder of the Adviser (previously owning approximately 48% of the shares). He sold his shares of the Adviser to Mr. Chapman in a transaction that closed on January 4, 2007 (the "Sale Transaction"). Mr. Chapman now owns approximately 94% of the shares of the Adviser. Due to Mr. Beasley's level of ownership of shares of the Adviser, the Sale Transaction constituted a "change in control" of the Adviser and caused an "assignment," as such term is defined under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), of the then current investment advisory agreement with each Fund (each an "Advisory Agreement"). Under the terms of the Advisory Agreements and in accordance with applicable provisions of the Advisers Act, each Advisory Agreement terminated upon its assignment. The Trust's Board has approved an interim investment advisory agreement between the Adviser and each of the Funds in accordance with applicable rules under the 1940 Act (each an "Interim Agreement"). However, the term of the Interim Agreements is limited to 150 days from the date of the Sales Transaction (June 3, 2007). In order for the Adviser to continue managing the Funds, the New Agreements must be approved by a majority of the shares of the applicable Fund.

Q. How does the Interim Agreement differ from my Fund's previous Advisory Agreement?

A. The Interim Agreements are similar in all material respects to the previous Advisory Agreements; provided, however, that, in accordance with Rule 15a-4 of the 1940 Act, (i) the Adviser's management fee is held in an interest-bearing escrow account to be paid to the Adviser upon the expiration of the Interim Agreement (the "Escrow Arrangement"); (ii) the term of the Interim Agreement is the earlier of 150 days from the date of the Sale Transaction (June 3, 2007) or the date the New Agreement is approved by the shareholders of each Fund; and
(iii) the Interim Agreement may be terminated by the Fund on 10 days' written notice to the Adviser. In addition, the Adviser's ownership has changed as described above.

Q. How will the New Agreement differ from my Fund's Interim Agreement?

A: The enclosed New Agreement for each Fund is the same as the Fund's Interim Agreement, except that (i) the New Agreement does not include the Escrow Arrangement; (ii) the New Agreement has an initial term of two (2) years, and is renewable by the Trust's Board on an annual basis thereafter; (iii) the New Agreement may be terminated by the Fund on 60 days' notice to the Adviser; and
(iv) the New Agreement includes a new provision requiring that the Adviser adopt and provide to the Funds on request certain written compliance policies and procedures consistent with applicable regulatory requirements.

Q: Will the approval of my Fund's New Agreement change the total fees payable under my Fund's Interim Agreement?

A: No. The total fees, including waivers and expense reimbursements, payable to the Adviser under the New Agreement will be the same as the fees paid under the Interim Agreement (which are the same as the fees under the prior Advisory Agreement).

Q. Will the  approval of my Fund's New  Agreement  change the  management  of my
Fund?

A: No. Approval of the New Agreement will not change the management of your Fund. The Adviser's current portfolio management team includes Mr. Chapman, Judson Doherty and Gregory Morris. The Adviser's portfolio management team has remained in place since the Sale Transaction occured, and will continue to manage the Funds' portfolios without change under the New Agreements.

Q: Who is eligible to vote?

A: Shareholders of record at the close of business on January [__], 2007 are entitled to be present and to vote at the special meeting. Each share of record of each of the Funds is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the special meeting, except that each Fund's shareholders will only vote on that Fund's New Agreement.

Q: How do I ensure that my vote is accurately recorded?

A: You may attend the special meeting and vote in person or you may complete and return the enclosed proxy card. Proxy cards that are properly signed, dated and received prior to the special meeting will be voted as specified. If you specify a vote on any of Proposals 1, 2 or 3, your proxy will be voted as you indicate, and any Proposals for which no vote is specified will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals, your shares will be voted FOR all Proposals.

Q: May I revoke my proxy?

A: You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Trust that is received by the Trust at or prior to the special meeting, or by attending the special meeting and voting in person.

                              PMFM INVESTMENT TRUST
                             1061 Cliff Dawson Road
                           Watkinsville, Georgia 30677
                                 (252) 972-9922
                               ------------------

                                 PROXY STATEMENT
                               ------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held February [__], 2007


         This statement is furnished in connection with the solicitation of the accompanying proxy by the PMFM Tactical Preservation Portfolio Trust (the "Tactical Preservation Fund"), PMFM Managed Portfolio Trust (the "Managed Fund"), and PMFM Core Advantage Portfolio Trust (the "Core Advantage Fund") (collectively, the "Funds"), each a series of PMFM Investment Trust, a Delaware trust (the "Trust"), in connection with the solicitation of proxies from the Funds' shareholders by the Board of Trustees of the Trust (the "Board") to be voted at a Special Meeting of shareholders of the Funds to be held at [___] a.m., Eastern time, February [__], 2007, and at any adjournment thereof (the "Meeting"). The Meeting will be held at [the Trust's address] or at such other place and/or time as the Board may determine in order to accommodate any significant increase in anticipated attendance at the Meeting. Notice of any change in the place and/or time of the Meeting will be given to shareholders of the Funds not less than 10 days prior to the Meeting. Copies of this Proxy Statement were first mailed to shareholders of the Funds on or about January [__], 2007.

         If the enclosed proxy form is executed properly and returned in time to be voted at the meeting, the shares represented will be voted according to the instructions contained therein. Executed proxies that are unmarked will be voted. Unless instructions to the contrary are marked thereon, proxies will be voted in favor of each of the proxy proposals, and in accordance with the discretion of the Board on any other matter that may properly come before the Meeting. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by delivering to the Secretary of the Trust either an instrument revoking the proxy or a duly executed proxy bearing a later date. Proxies may also be revoked by any shareholder present at the Meeting who expresses a desire to vote his proxy in person.

         The Board has fixed the close of business on January [_], 2007, as the record date for the determination of shareholders entitled to notice of, and vote at, the meeting or any adjournment thereof, and only shareholders of record at the close of business on that day will be entitled to vote.

         As of January [__], 2007, there were issued and outstanding [_________], [__________], and [________] shares of common stock of the Tactical Preservation Fund, Managed Fund, and the Core Advantage Fund, respectively (the "Common Stock"). Each share of Common Stock is entitled to one vote. There is no provision for cumulative voting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Shareholders may vote their shares directly in person at the meeting, by proxy using the enclosed proxy card, or, if the shares are held by a broker or other fiduciary for the shareholder, then such broker or fiduciary may vote the shares pursuant to the shareholder's instructions or pursuant to discretionary authority, if given by the shareholder. Broker non-votes (proxies returned by a broker holding shares in street name that are not voted for or against a proposal) are counted toward the required quorum, but have the same effect as abstentions with regard to the applicable proposal(s).

         If, by the time scheduled for the Meeting, a quorum is not present, or if a quorum is present but sufficient votes in favor of any of the proposals described in the Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. If a quorum is present, votes will be taken for the election of trustees and on any proposal or proposals as to which there are sufficient votes for approval; and the remaining proposal or proposals may be considered at an adjourned meeting or meetings. No adjournment will be for a period exceeding 120 days after the record date. Any such adjournment will require the affirmative vote of a majority of shares present in person or by proxy at the session of the meeting to be adjourned.

         The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of the proposals to be considered at the adjourned meeting, and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on all proposals to be considered at the adjourned meeting.

         The Annual Report of the Funds for the fiscal year ended May 31, 2006, including audited financial statements, and the Semi-Annual Report for the Funds for the period ended November 30, 2005, were mailed to shareholders of record on or about [July 31], 2006, and [January 30], 2006, respectively. The Trust will furnish, without charge, a copy of the Annual Report and the Semi-Annual Report to a shareholder upon request to the Trust at the address or phone number listed above.

         The Funds' investment adviser is PMFM, Inc. (the "Adviser") with an address at 1061 Cliff Dawson Road, Watkinsville, Georgia 30677. The Funds' principal underwriter is Capital Investment Group, Inc. with an address at 116 South Franklin Street, P.O. Box 4365, Rocky Mount, North Carolina 27804. The Funds' administrator is The Nottingham Company with an address at 116 South Franklin Street, P.O. Box 4365, Rocky Mount, North Carolina 27804. The cost of solicitation of proxies will be paid by the Adviser.

         As of December 31, 2006, the following persons owned of record, or beneficially, 5% or more of the outstanding shares of the Funds:

PMFM TACTICAL PRESERVATION PORTFOLIO TRUST

        Name and Address of
          Beneficial Owner                        Percent


PMFM MANAGED PORTFOLIO TRUST

        Name and Address of
          Beneficial Owner                        Percent

 PMFM CORE ADVANTAGE PORTFOLIO TRUST

        Name and Address of
          Beneficial Owner                        Percent


         At the Meeting, shareholders will be asked to consider and vote upon the following:

         1. To elect three (3) Trustees, each to hold office for an indefinite term, and until his or her successor is duly elected and qualified.

         2. To approve a New Agreement for their applicable Fund.

         3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

                                  PROPOSAL ONE:

                              ELECTION OF TRUSTEES

         The By-Laws of the Trust provide that the Board shall consist of not fewer than the minimum number of Trustees permitted by applicable Laws nor more than fifteen Trustees, with the exact number being set from time to time by the Board. The Board currently consists of three trustees (James M. Baker, Norman A. McLean and Timothy A. Chapman), each of whom serves until the next annual meeting of shareholders and until his or her successor, if there is to be one, is elected and qualified. Mr. Baker and Mr. McLean have served as trustees of the Trust since its inception in 2003 and were previously elected by the Funds' shareholders. Mr. Chapman was elected by the Board pursuant to applicable provisions of the Trust's Declaration of Trust and Bylaws to fill a vacancy created by the retirement of Mr. Beasley as a trustee of the Trust in April 2006. The Board has nominated each of the current trustees for election as trustees, each to hold office until the next Annual Meeting of Shareholders and until his or her successor is duly elected and qualified. All three of the nominees are currently members of the Board. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. Information regarding each of the current trustees/nominees appears in the table below.

         If for any reason, any nominee should not be available for election or able to serve as a trustee, the proxies will exercise their voting power in favor of such substitute nominees, if any, as the Board may designate. The Trust has no reason to believe that it will be necessary to designate a substitute nominee. Each nominee who receives the affirmative vote of a majority of all votes cast at the Meeting will be elected so long as a quorum is present.

         The Board supervises the operations of the Trust according to applicable state and federal law, and is responsible for the overall management of the Trust's business affairs. The trustees appoint the officers of the Trust who carry out the day-to-day operations of the Funds. The following is a list of the current trustees and executive officers of the Trust. Each trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is set forth separately.

Interested Trustees

---------------------------------- ----------------------- ------------- ---------------------- ----------------------
Name and Address                   Position with Trust,    Number of     Principal              Other Trusteeships/
                                   Term of                 Funds in      Occupation(s) during   Directorships
                                   Office and              Complex       past 5 years           by Trustee
                                   Tenure                  Overseen
---------------------------------- ----------------------- ------------- ---------------------- ----------------------
Timothy A. Chapman                 Trustee, Chairman,           3        Mr. Chapman has been   None
Age: 45                            and Treasurer                         the Secretary,
1061 Cliff Dawson Road             (Principal Financial                  Treasurer and
Watkinsville, Georgia 30677        Officer)                              portfolio manager of
                                   since 2006                            the Adviser since
                                                                         February,
                                                                         1993
                                                                         and is
                                                                         currently
                                                                         the
                                                                         President
                                                                         of the
                                                                         Adviser.
---------------------------------- ----------------------- ------------- ---------------------- ----------------------

Independent Trustees

---------------------------------- ----------------------- ------------- ---------------------- ----------------------
Name and Address                   Position with Trust,    Number of     Principal              Other Trusteeships/
                                   Term of                 Funds in      Occupation(s) during   Directorships
                                   Office and              Complex       past 5 years           by Trustee
                                   Tenure                  Overseen
---------------------------------- ----------------------- ------------- ---------------------- ----------------------
James M. Baker                     Trustee                      3        Mr. Baker has been     Community Capital
Age: 54                            since 2003                            the President of       Bank, a closely held
1061 Cliff Dawson Road                                                   Baker & Lassiter,      state chartered bank
Watkinsville, Georgia 30677                                              Inc. (real estate
                                                                         development and
                                                                         management)
                                                                         since
                                                                         1993.
---------------------------------- ----------------------- ------------- ---------------------- ----------------------
Norman A. McLean                   Trustee                      3        Mr.  McLean has been   None
Age: 52                            since 2003                            the Director of
1061 Cliff Dawson Road                                                   Marketing/ Public
Watkinsville, Georgia 30677                                              Relations for St.
                                                                         Mary's Health Care
                                                                         System (health care)
                                                                         since September,
                                                                         2005. Mr. McLean
                                                                         previously was
                                                                         Associate Athletic
                                                                         Director for
                                                                         Marketing and
                                                                         Promotions at the
                                                                         University of
                                                                         Georgia Athletic
                                                                         Association, Inc.
                                                                         ("UGAA") from July,
                                                                         1981 until July,
                                                                         2004.
---------------------------------- ----------------------- ------------- ---------------------- ----------------------
                                       7

Other Officers

---------------------------------- ----------------------- ------------- ---------------------- ----------------------
Judson P. Doherty                  President (Principal        N/A       Mr. Doherty has been   N/A
Age: 37                            Executive Officer)                    the Chief Financial
1061 Cliff Dawson Road             and Chief Compliance                  Officer of the
Watkinsville, Georgia 30677        Officer since 2006                    Adviser since
                                   and 2004, respectively                December, 2000, and
                                                                         the Chief Compliance
                                                                         Officer  of the
                                                                         Adviser since
                                                                         October, 2004. He is
                                                                         also a member of the
                                                                         Fund's portfolio
                                                                         management team. Mr.
                                                                         Doherty previously
                                                                         was an investment
                                                                         consultant with Aon
                                                                         Consulting from
                                                                         June, 1999 until
                                                                         December, 2000.
---------------------------------- ----------------------- ------------- ---------------------- ----------------------
Tracey L. Hendricks*               Assistant Secretary         N/A       Ms. Hendricks has      N/A
Age: 39                            and Assistant                         been the
1061 Cliff Dawson Road             Treasurer since 2004                  Vice-President and
Watkinsville, Georgia 30677                                              Chief Financial
                                                                         Officer of The
                                                                         Nottingham Company
                                                                         (the Funds'
                                                                         administrator) since
                                                                         August 2006. Ms.
                                                                         Hendricks was the
                                                                         Vice-President of
                                                                         Financial Reporting,
                                                                         Tax, Internal Audit
                                                                         and Compliance of
                                                                         The Nottingham
                                                                         Company from 2004
                                                                         until August 2006.
                                                                         Ms. Hendricks was
                                                                         also previously Vice
                                                                         President of Special
                                                                         Projects of The
                                                                         Nottingham Company.
---------------------------------- ----------------------- ------------- ---------------------- ----------------------

---------------------------------- ----------------------- ------------- ---------------------- ----------------------
Julian G. Winters*                 Secretary since 2004        N/A       Mr. Winters has been   N/A
Age: 38                                                                  the Vice President
1061 Cliff Dawson Road                                                   of Compliance
Watkinsville, Georgia 30677                                              Administration at
                                                                         The Nottingham
                                                                         Company since 1998.
---------------------------------- ----------------------- ------------- ---------------------- ----------------------
* Tracey Hendricks and Julian Winters are brother-in-law and sister-in-law.

         Mr. Chapman is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a fund's board of trustees. Mr. Chapman is considered an interested person of the Trust due to his affiliation with the Adviser, and his position as president, chief financial officer, treasurer, and trustee of the Trust.

         The Board met four (4) times during the fiscal year ended May 31, 2006. Mr. Chapman and Mr. McLean each attended all of the Board meetings in the fiscal year ended May 31, 2006. Mr. Baker attended three (3) of the Board meetings in the fiscal year ended May 31, 2006.

BOARD COMMITTEES:

         Audit Committee: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent auditors on behalf of all the Trustees. The Audit Committee also serves as the Trust's qualified legal compliance committee and, as such, receives, investigates and makes recommendations as to appropriate remedial action in connection with, any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents. The Audit Committee operates pursuant to an Audit Committee Charter (a copy of which has been attached hereto as Exhibit A) and meets periodically as necessary. The Audit Committee met four times during the fiscal year ended May 31, 2006.

         Nominating Committee: The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at appropriate meetings of the shareholders of the Trust. The Nominating Committee does not have a charter, and has not established minimum qualifications for nominees. The Nominating Committee meets only as necessary and did not meet during the Funds' last fiscal year. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

         Proxy Voting Committee: The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how a Fund should cast its vote, if called upon by the Trustees or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the particular Fund's shareholders, on the one hand, and those of the Adviser, principal underwriter or an affiliated person of the Funds, the Adviser, or principal underwriter, on the other hand. The Proxy Voting Committee will review the Trust's Proxy Voting Policy and recommend any changes to the Trustees as it deems necessary or advisable. The Proxy Voting Committee will also decide if a Fund should participate in a class action settlement, if called upon by the Adviser, in cases where a class action settlement with respect to which a Fund is eligible to participate presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Adviser, on the other hand. The Proxy Voting Committee meets only as necessary and did not meet during the Funds' last fiscal year.

OWNERSHIP IN FUND'S AFFILIATES: None of the trustees who are independent, nor members of their immediate families, own securities beneficially or of record in the Adviser, the Trust's underwriters or any affiliate of the Adviser or underwriters.

TRUSTEES' OWNERSHIP OF FUNDS' SHARES: The following table shows each Trustee's and nominee's beneficial ownership of shares of each of the Funds. Information is provided as of December 31, 2006.

--------------------------------------------------------------------------------------------------------------------
Trustee                  Dollar Range of Funds Shares Owned              Aggregate Dollar Range of Shares of All
                                    by Trustee                                   Funds Owned by Trustee
--------------------------------------------------------------------------------------------------------------------
Timothy Chapman*             Tactical Preservation: $[___]                             $[___]
                               Managed Portfolio: $[___]
                                Core Advantage: $[___]
--------------------------------------------------------------------------------------------------------------------
James Baker                  Tactical Preservation: $[___]                             $[___]
                               Managed Portfolio: $[___]
                                Core Advantage: $[___]
--------------------------------------------------------------------------------------------------------------------
Norman McLean                Tactical Preservation: $[___]                             $[___]
                               Managed Portfolio: $[___]
                                Core Advantage: $[___]
--------------------------------------------------------------------------------------------------------------------

* Considered "interested persons" of the Trust

TRUSTEE COMPENSATION: Officers of the Trust, except the Chief Compliance Officer, and Trustees who are interested persons of the Trust or the Adviser will receive no salary or fees from the Trust. The Chief Compliance Officer receives compensation from the Trust pursuant to terms approved by the Trustees. Trustees that are not interested persons of the Trust receive $500 per Fund per meeting attended in person and $200 per Fund per meeting attended by telephone. Half of the fees received by such Trustees will be invested in shares of the particular Fund on the date they are received. The Trust reimburses each Trustee and Officer of the Trust for his or her travel and other expenses relating to attendance at such meetings. The table below reflects the amount of compensation received by each Trustee for the fiscal year ended May 31, 2006.

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
    Name of Person,             Aggregate        Pension or Retirement     Estimated Annual      Total Compensation
       Position*            Compensation from     Benefits Accrued as        Benefits Upon       From Fund and Fund
                                the Fund         Part of Fund Expenses        Retirement           Complex Paid to
                                                                                                      Trustees
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Timothy Chapman,          None                   None                    None                   None
Trustee**
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

                                       10

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
James Baker, Trustee      $900                   None                    None                   $3600
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Norman McLean, Trustee    $1100                  None                    None                   $4400
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

*Each of the Trustees serves as a Trustee to the three Funds of the Trust. **Considered "interested persons" of the Trust

OTHER BOARD MATTERS:

Code of Ethics. The Trust and the Adviser have each adopted a code of ethics, under Rule 17j-1 of the 1940 Act, that permit their respective personnel to invest in securities that may be purchased or held by the Funds.

Annual Meeting of the Shareholders. The Trust does not hold annual meetings of the shareholders.


                              BOARD RECOMMENDATION

         THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

         IF THE PROXY CARD IS PROPERLY EXECUTED BUT UNMARKED, IT WILL BE VOTED FOR ALL THE NOMINEES.


                                  PROPOSAL TWO:

                    APPROVAL OF A NEW AGREEMENT FOR EACH FUND

Background information regarding the Adviser and the Sale Transaction:

         The Funds' investment adviser is PMFM, Inc., 1061 Cliff Dawson Road, Watkinsville, Georgia, 30677. The Adviser served in that capacity pursuant to the Advisory Agreements dated November 30, 2004 with respect to the Core Advantage Fund, December 3, 2003 with respect to the Tactical Preservation Fund, and June 20, 2003 with respect to the Managed Fund, with the Trust on behalf of the Funds (each an "Advisory Agreement"), which automatically terminated upon consummation of the Sale Transaction. The Adviser currently serves in that capacity pursuant to the Interim Agreements. Subject to the oversight of the Board, the Adviser provides daily portfolio management services for the Funds' assets in accordance with the Funds' prospectus pursuant to the terms of the applicable Advisory Agreement. The Adviser is also responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees, and certain of the Adviser's personnel serve as executive officers of the Adviser.

         As explained above, Mr. Beasley, co-founder and former president and portfolio manager of the Adviser, retired from the Adviser and resigned from service as a trustee of the Trust in April 2006. Before the Sale Transaction, Mr. Beasley owned approximately 48% of the shares of the Adviser. Effective on January 4, 2007, Mr. Beasley sold his shares of the Adviser to the Adviser's co-founder and current chief executive officer, Timothy Chapman (the "Sale Transaction"). Mr. Chapman is a trustee of the Trust, and now owns approximately 94% of the shares of the Adviser. Because of Mr. Beasley's level of ownership of the Adviser, the Sale Transaction caused a "change in control" of the Adviser and resulted in an "assignment" of the Advisory Agreements under the Advisers Act.

         As required by the Advisers Act, each Advisory Agreement provided for its termination upon its assignment. Accordingly, the Board approved an interim investment advisory agreement for each Fund effective upon the consummation of the Sale Transaction (the "Interim Agreement") that is similar in all material respects to the Advisory Agreements; provided, however, that, in accordance with Rule 15a-4 of the Advisers Act, (i) the Adviser's management fee is held in an interest-bearing escrow account to be paid to the Adviser upon the expiration of the Interim Agreement (the "Escrow Arrangement"); (ii) the term of the Interim Agreement is the earlier of 150 days from the date of the Sale Transaction (June 3, 2007) or the date the New Agreement is approved by the shareholders of each Fund; and (iii) the Interim Agreement may be terminated by the Funds on 10 days' written notice to the Adviser. In addition, the Adviser's ownership has changed as described above. The Interim Agreements are the contracts under which the Adviser is currently providing investment advisory services to each Fund and does not have to be submitted to Fund shareholders for their approval.

         In anticipation of the Sale Transaction, the Board also approved a New Agreement for each Fund (a copy of each has been attached hereto as Exhibit B) that is similar in all material respects to the Interim Agreement and the Advisory Agreement; provided, however, that (i) the New Agreement does not include the Escrow Arrangement; (ii) the New Agreement has an initial term of two (2) years, and is renewable by the Trust's Board on an annual basis thereafter; (iii) the New Agreement may be terminated by the Fund on 60 days' written notice to the Adviser; and (iv) the New Agreement includes a new requirement that the Adviser adopt and implement written compliance policies and procedures of the Funds in accordance with Rule 206(4)-7 of the Advisers Act. Since its inception, the Adviser has had written compliance policies and procedures (the "Compliance Manual") and, since compliance with Rule 206(4)-7 was required in October 2004, the Adviser has ensured that its Compliance Manual complies with the rule's requirements by including policies and procedures reasonably designed to prevent violation by the Adviser and its personnel of the Advisers Act and the rules thereunder. Therefore, the Adviser will not be required to amend its Compliance Manual or to adopt any new policies or procedures to comply with the new requirement in the New Agreement.

         The table below lists the names, addresses and principal occupation of each officer and director of the Adviser presently:

------------------------------------------------------------ ---------------------------------------------------------
                     Name and Address                                         Principal Occupations
------------------------------------------------------------ ---------------------------------------------------------
                     Judson P. Doherty                       Mr.  Doherty has been the Executive  Vice  President and
                  1061 Cliff Dawson Road                     Chief  Financial  Officer of the Adviser since December,
                Watkinsville, Georgia 30677                  2000,  and the Chief  Compliance  Officer of the Adviser
                                                             since  October,  2004.  Mr.  Doherty  previously  was an
                                                             investment  consultant  with Aon  Consulting  from June,
                                                             1999 until December, 2000.
------------------------------------------------------------ ---------------------------------------------------------
                    Timothy A. Chapman                       Mr.  Chapman  has  been  the  Secretary,  Treasurer  and
                  1061 Cliff Dawson Road                     portfolio  manager of the Adviser since February,  1993.
                Watkinsville, Georgia 30677                  Mr.  Chapman  is also  currently  the  President  of the
                                                             Adviser.
------------------------------------------------------------ ---------------------------------------------------------

         Mr. Doherty and Mr. Chapman are also officers of the Funds.

         The table below lists the names and addresses of each person or entity that is a shareholder of the Adviser that owns ten percent or more of the outstanding shares of the Adviser and such person's percentage of shares:

------------------------------------------------------------ ---------------------------------------------------------
                     Name and Address                                          Percentage of Shares
------------------------------------------------------------ ---------------------------------------------------------
                    Timothy A. Chapman                                                 94%
                  1061 Cliff Dawson Road
                Watkinsville, Georgia 30677

------------------------------------------------------------ ---------------------------------------------------------

Information Regarding the Advisory Agreements and Interim Agreements:

         The Adviser currently supervises the Funds' investments pursuant to the Interim Agreements, which, as discussed above in "Background information regarding the Adviser and the Sale Transaction", are similar in all material respects to the Advisory Agreements, except for the Escrow Arrangement and the termination provisions. The Advisory Agreements were effective for an initial two-year period and were renewed thereafter so long as such renewal and continuance was specifically approved at least annually by the trustees or by vote of a majority of the respective Fund's outstanding voting securities, provided the continuance was approved by a majority of the trustees who were not parties to the Advisory Agreements or interested persons of any such party. The Advisory Agreements were terminable by the Trust without penalty on 60-days' written notice to the Adviser. Each of the Advisory Agreements provided that it would terminate automatically in the event of its "assignment", as such term is defined in the Advisers Act, and they terminated as of the consummation of the Sale Transaction. The Interim Agreements are effective until the earlier of the expiration of 150 days after the Sale Transaction (June 5, 2007) or the approval of the New Agreements by the shareholders. The Interim Agreements also may be terminated by the Trust on 10 days' written notice to the Adviser.

         The Adviser manages each Fund's investments in accordance with the stated policies of that Fund, subject to the approval of the trustees. The Adviser is responsible for investment decisions, and provides each Fund with portfolio managers who are authorized by the trustees to execute purchases and sales of securities.

         The Adviser receives a monthly management fee from each Fund equal to an annual rate of 1.25% of the Funds' net assets. Under the Interim Agreements, the Adviser's management fee is held in an interest-bearing escrow account to be paid to the Adviser upon the expiration of the Interim Agreement. In addition, the Adviser and the Funds have entered into expense limitation agreements under which the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses and payments, if any, under the Rule 12b-1 Plan) to a certain percentage of the average daily net assets of each Fund (the "Expense Limitation Agreements").

         For the fiscal year ended May 31, 2006, the Adviser received:

         (i) $174,784 for services to the Tactical Preservation Fund after waiving fees in the amount of $41,002;

         (ii) $1,065,410 for services to the Managed Fund; and

         (iii) $68,527 for services to the Core Advantage Fund after waiving fees in the amount of $50,715.

Approval of the New Agreements by the Shareholders of the Funds:

         The shareholders of each Fund are being asked to approve the New Agreement with respect to their Fund. Each New Agreement contains substantially the same terms as the Interim Agreements, differing only in that (i) the New Agreements do not include the Escrow Arrangement, (ii) the New Agreements include termination provisions similar to the prior Advisory Agreements, and
(iii) the New Agreements include the new requirement regarding the adoption and implementation of written compliance policies and procedures by the Adviser. If approved, each New Agreement shall have an initial term of two (2) years from the date of shareholder approval, subject thereafter to annual renewal by the Trust upon a vote of a majority of the independent trustees of the Trust in accordance with Section 15(c) of the Investment Company Act and Section 7 of each New Agreement. In addition, the ownership of the Adviser has changed as described above.

         The Board, at a meeting held on November 28, 2006, carefully considered the impact of the Sale Transaction and the New Agreement for each Fund. The Board, for the reasons discussed below in "Board Considerations Regarding Each New Agreement," unanimously approved each New Agreement and the Board unanimously recommended that the shareholders approve the New Agreement so that the Adviser can continue to manage the Funds on substantially the same terms as currently in effect.

Board Considerations Regarding Each New Agreement:

         In determining whether to approve each New Agreement, the Board, including the trustees considered "interested persons" of the Trust (the "Interested Trustees"), reviewed and considered such information as the Board deemed reasonably necessary, including the factors discussed below, among others. No single factor determined whether the Board approved the New Agreements. Instead, the Board made its decision based on a totality of the circumstances.

(i) The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board considered the responsibilities the Adviser would have under each New Agreement. The Board reviewed the services being provided by the Adviser to each Fund, including, without limitation, its investment advisory services since the Fund's inception, its efforts during the Fund's start-up phase, its coordination of services for the Fund among the Fund's service providers, its compliance procedures and practices, and its efforts to promote the Fund and assist in its distribution. The Board noted that the Trust's principal executive officer and principal financial officer are employees of the Adviser, and serve the Trust without additional compensation. The Board also noted that the CCO is an employee of the Adviser as well. After reviewing the foregoing information and further information in the Adviser Memorandum (e.g., descriptions of the Adviser's business and the Adviser's Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Adviser were satisfactory and adequate for each of the Funds.

(ii) The investment performance of the Funds and Adviser. In this regard, the Board compared the performance of each Fund with the performance of its benchmark index, comparable funds with similar objectives and size managed by other investment advisors, and comparable peer group indices (e.g., Morningstar category averages). The Board also considered the consistency of the Adviser's management of the Funds with the Funds' investment objective and policies. After reviewing the short and long-term investment performance of the Funds, the Adviser's experience managing the Funds and separate accounts, the Adviser's historical investment performance, and other factors, the Board concluded that the investment performance of each Fund and the Adviser was satisfactory.

(iii) The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds. In this regard, the Board considered the Adviser's staffing, personnel, and methods of operating; the Adviser's compliance policies and procedures; the financial condition of the Adviser and the level of commitment to the Funds and the Adviser by the principals of the Adviser; the asset levels of the Funds; the Adviser's payment of startup costs for the Trust; and the overall expenses of the Funds, including certain past fee waivers and reimbursements by the Adviser on behalf of the Funds. The Board also considered the Adviser's use of its proprietary models in managing the Funds. The Board reviewed each Fund's Expense Limitation Agreement with the Adviser, and discussed the Adviser's past fee waivers under the Expense Limitation Agreements in detail. The Board also considered potential benefits for the Adviser in managing the Funds, including promotion of the Adviser's name, the ability for the Adviser to place small accounts into the Funds, and the potential for the Adviser to generate soft dollars from the Funds' trades that may benefit the Adviser's clients other than the Funds. The Board then compared the fees and expenses of each Fund (including the management fee) to other funds comparable to the Fund in terms of the type of fund, the style of investment management, the size of the fund, and the nature of its investment strategy, among other factors. Specifically, the Board determined that each Fund's maximum management fees were lower than some of the comparable funds and higher than others. In addition, the Board determined that each Fund's net expense ratio was lower than some of the comparable funds and higher than others. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser by each Fund were fair and reasonable.

(iv) The extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect these economies of scale for the benefits of the Funds' investors. In this regard, the Board considered that each Fund's fee arrangements with the Adviser involved both the management fee and an Expense Limitation Agreement. The Board determined that, while the management fee would remain the same at all asset levels, each Fund had experienced benefits from its Expense Limitation Agreement and would likely continue to experience such benefits until the Fund's assets grew to a level where expenses fell below the cap set by the Expense Limitation Agreement and the Adviser began receiving its full fees. Thereafter, the Board noted that each Fund would likely continue to benefit from economies of scale under its agreements with service providers other than the Adviser. The Board noted that, due to the size of the Managed Fund, the Adviser had agreed to lower the expense cap under the Fund's Expense Limitation Agreement from 2.25% at its inception in June 2003 to 1.70% in April 2004. Following further discussion of the Funds' asset levels, expectations for growth, and fee levels, the Board determined that each Fund's fee arrangements were fair and reasonable, and that each Fund's Expense Limitation Agreement provided potential savings or protection for shareholders based on the Fund's asset levels.

(v) The Adviser's practices regarding brokerage and portfolio transactions. In this regard, the Board considered the Adviser's standards, and performance in utilizing those standards, to seek best execution for Fund portfolio transactions. The Board considered the anticipated portfolio turnover rate for the Funds; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Adviser; and the extent to which the Funds allocate portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars). After further review and discussion, the Board determined that the Adviser's practices regarding brokerage and portfolio transactions were satisfactory.

(vi)     Possible  conflicts of interest.  In  evaluating  the  possibility  for conflicts of interest, the Board considered such matters as the experience and ability of the advisory personnel assigned to the Funds; the basis of decisions to buy or sell securities for the Funds and/or the Adviser's other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Adviser's code of ethics. Following further consideration and discussion, the Board found the Adviser's standards and practices relating to the identification and mitigation of potential conflicts of interests to be satisfactory.

         In addition to the foregoing, the Board considered the effect the Sale Transaction may have on the Adviser and its performance of services for the Funds. The Board considered that the Adviser's portfolio management team, consisting of Mr. Chapman, Mr. Doherty and Gregory L. Morris, will remain the same following the Sale Transaction and, as a result, determined that the Adviser will be able to provide the same services to the Funds following the Sale Transaction as before, and that the Sale Transaction will not result in any material change in the operations of the Adviser.

         Based upon all of the foregoing considerations, the Board, including a majority of the Trust's independent trustees, approved the New Agreement for each Fund.

                              BOARD RECOMMENDATION

         THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE "FOR" THE APPROVAL OF THE NEW AGREEMENT BETWEEN THE ADVISER AND THE TRUST (ON BEHALF OF THE APPLICABLE FUND).

         IF THE PROXY CARD IS PROPERLY EXECUTED BUT UNMARKED, IT WILL BE VOTED FOR THE APPROVAL OF THE NEW AGREEMENT BETWEEN THE ADVISER AND THE TRUST (ON BEHALF OF THE APPLICABLE FUND) FOLLOWING THE SALE TRANSACTION.


                                 PROPOSAL THREE:

                OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

         The Board does not intend to present any other business at the special meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the special meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                               GENERAL INFORMATION

                               OWNERSHIP OF SHARES

         According to information filed with the SEC, the persons shown on Pages [__] and [__] to this Proxy Statement were the beneficial owners of more than 5% of each of the Funds' outstanding shares as of December 31, 2006.

         As of the Record Date, the trustees and officers of the Trust, as a group, beneficially owned [less than 5%] of the outstanding shares.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

         Shareholder Proposals. As a Delaware trust, the Trust does not intend to, and is not required to, hold annual meetings of shareholders except under certain limited circumstances. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at 1061 Cliff Dawson Road, Watkinsville, Georgia 30677. Shareholder proposals submitted for inclusion in a proxy statement and form of proxy for the Trust's next annual meeting (or special meeting in lieu thereof) must be submitted within a reasonable time before the Trust begins to print and mail its proxy materials. Notice of a shareholder proposal submitted outside the processes of SEC Rule 14a-8 will be considered untimely if not received within a reasonable time before the Trust mails its proxy materials for the current year.

                    SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

         Shareholders who wish to communicate with the Board or individual trustees should write to the Board or the particular trustee in care of the Fund, at the offices of the Trust. All communications will be forwarded directly to the Board or the individual trustee.

         Shareholders also have an opportunity to communicate with the Board at shareholder meetings. The Trust does not have a policy requiring trustees to attend shareholder meetings.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Trust's executive officers and trustees, and persons who beneficially own more than ten percent of each Funds' shares, to file reports of initial ownership and changes in ownership with the SEC and the Fund. To the Trust's knowledge, based solely upon review of the copies of such reports furnished to the Trust, all
Section 16(a) filing requirements applicable to its trustees, officers and greater than ten percent owners were complied with during the fiscal year ended May 31, 2006.

                             REPORTS TO SHAREHOLDERS

         The Funds' Annual Report to shareholders for the fiscal year ended May 31, 2006, which contains audited financial statements, and the Funds' Semi-Annual Report to shareholders for the period ended November 30, 2005, may be obtained without charge by calling (252) 972-9922 or mailing a request to:
PMFM Investment Trust, 1061 Cliff Dawson Road, Watkinsville, Georgia 30677.

                               VOTING INFORMATION

VOTING RIGHTS

         Shareholders of record on the Record Date are entitled to be present and to vote at the special meeting. Each share or fractional share is entitled to one vote or fraction thereof on all matters submitted to shareholders at the special meeting. Each of the Funds has one class of common stock, which has a par value of $0.01 per share. On the Record Date, there were [________] shares outstanding.

         If the enclosed proxy card is properly executed and returned in time to be voted at the special meeting, the shares represented by the proxy card will be voted in accordance with the instructions marked on the proxy card. If you specify a vote on any Proposal, your proxy will be voted as you indicated, and any Proposal for which no vote is specified will be voted FOR that Proposal. If no instructions are marked on the proxy card, the proxy will be voted FOR each proposal. Any shareholder giving a proxy has the power to revoke it prior to its exercise by submitting a letter of revocation or a later dated proxy card to the Trust at the address indicated on the enclosed envelope provided with this Proxy Statement.

         In tallying shareholder vote, abstentions and "broker non-votes" (i.e. shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee returns the proxy but declines to vote on a particular matter) will be counted as shares that are present for purposes of determining the presence of a quorum but which have not been voted. Accordingly, abstentions and broker non-votes will be effectively a vote against Proposals 1, 2 and 3.

QUORUM; ADJOURNMENT

         A quorum is constituted by the presence in person or by proxy of the holders of more than half of the total combined net asset value of all Shares issued and outstanding and entitled to vote at the special meeting. In the event that a quorum is not present at the special meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, or for any other reason, the persons named as proxies may propose one or more adjournments of the special meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the special meeting in person or by proxy and voting on the question of adjournment. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment. Abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval and it is otherwise appropriate.

SHAREHOLDER VOTE REQUIRED

         Proposal 1 requires the vote of a plurality of the votes cast at the meeting. The three nominees receiving the highest number of affirmative votes cast at the meeting will be elected so long as a quorum is present. Proposal 2 requires the vote of a majority of the outstanding voting securities of each Fund. In the event that a quorum is present at the Meeting but sufficient votes in favor of any one of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote by a majority of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies that are required to be voted in favor of any one of proposals 1, 2 or 3. They will vote against such adjournment those proxies required to be voted against all of the proposals.

       IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE
      THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS
            SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

         3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

                              PMFM INVESTMENT TRUST
                             1061 Cliff Dawson Road
                           Watkinsville, Georgia 30677

                Proxy for the Special Meeting of Shareholders of
        the PMFM Tactical Preservation Portfolio Trust - [_______], 2006
                  Solicited on behalf of the Board of Trustees

         By signing below, the undersigned revokes all prior proxies (if any) and hereby appoints [___________], and each of them, with full power of substitution and revocation, as proxies to vote, as specified below, all shares of common stock of the PMFM Investment Trust (the "Trust") that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust, to be held at the offices of the Trust, 1061 Cliff Dawson Road, Watkinsville, Georgia 30677, on [______], 2006 at [___] a.m. Eastern Standard Time, and at any adjournment or postponement of the meeting.

         The Board of Trustees recommends a vote FOR each of the proposals set forth below, and unless instructions to the contrary are indicated in the space provided below, this proxy will be voted FOR the proposal set forth below.

         Please date, sign and return this proxy promptly. If you plan to attend the meeting, please indicate in the space so provided on the reverse side.

                   Please mark your votes as in this example.

1. Approval by the PMFM Tactical Preservation Portfolio Trust of the election of the following three (3) nominees for director: Timothy Chapman, James Baker and Norman McLean.

        [ ] FOR the election of all of the nominees listed above

        [ ] WITHHOLD AUTHORITY to vote for all of the nominees listed above

        [ ] WITHHOLD AUTHORITY to vote for individual nominee(s). Write name(s) immediately below:



2. Approval of a new investment advisory agreement by and between the PMFM Tactical Preservation Portfolio Trust and the investment adviser of the Funds, PMFM, Inc., following a change in control of the investment adviser.

         [ ] FOR the approval of the new investment advisory agreement

         [ ] WITHHOLD AUTHORITY to vote for the approval of the investment advisory agreement


The proxies named herein are authorized to act and vote in the proxy's discretion on any and all other matters as may properly come before the Special Meeting or any adjournment or postponement thereof. At this time, the persons making this solicitation know of no other matters to be presented at the Special Meeting.

              IMPORTANT: TO BE SIGNED AND DATED ON THE REVERSE SIDE Please return this card in the self-addressed envelope provided.

[ ]   MARK HERE FOR ADDRESS CHANGE            [ ]  MARK HERE IF YOU PLAN TO
      AND NOTE AT LOWER RIGHT                      ATTEND THE MEETING

If you attend the meeting, you will be accompanied by _________________________.



   Shareholder  ____________________             Dated __________

   Signature(s):____________________             Dated:__________

                ____________________         Dated:_________

                                    Please sign  exactly as name appears on this
                                    Proxy.  If your  shares are  jointly  owned,
                                    each of the joint owners  should sign.  When
                                    signing     as      attorney,      executor,
                                    administrator,  trustee or guardian,  please
                                    give the full title.  If signing in the name
                                    of a corporation or partnership, please sign
                                    full  corporate  or  partnership   name  and
                                    indicate title of authorized signatory.

                                    Address change: ____________________________

                              PMFM INVESTMENT TRUST
                             1061 Cliff Dawson Road
                           Watkinsville, Georgia 30677

                Proxy for the Special Meeting of Shareholders of
               the PMFM Managed Portfolio Trust - [_______], 2006
                  Solicited on behalf of the Board of Trustees

         By signing below, the undersigned revokes all prior proxies (if any) and hereby appoints [___________], and each of them, with full power of substitution and revocation, as proxies to vote, as specified below, all shares of common stock of the PMFM Investment Trust (the "Trust") that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust, to be held at the offices of the Trust, 1061 Cliff Dawson Road, Watkinsville, Georgia 30677, on [______], 2006 at [___] a.m. Eastern Standard Time, and at any adjournment or postponement of the meeting.

         The Board of Trustees recommends a vote FOR each of the proposals set forth below, and unless instructions to the contrary are indicated in the space provided below, this proxy will be voted FOR the proposal set forth below.

         Please date, sign and return this proxy promptly. If you plan to attend the meeting, please indicate in the space so provided on the reverse side.

                 [X] Please mark your votes as in this example.

1. Approval by the PMFM Managed Portfolio Trust of the election of the following three (3) nominees for director: Timothy Chapman, James Baker and Norman McLean.

         [ ] FOR the election of all of the nominees listed above

         [ ] WITHHOLD AUTHORITY to vote for all of the nominees listed above

         [ ] WITHHOLD AUTHORITY to vote for individual nominee(s). Write name(s) immediately below:



2. Approval of a new investment advisory agreement by and between the PMFM Managed Portfolio Trust and the investment adviser of the Funds, PMFM, Inc., following a change in control of the investment adviser.

         [ ] FOR the approval of the new investment advisory agreement

         [ ] WITHHOLD AUTHORITY to vote for the approval of the investment advisory agreement

The proxies named herein are authorized to act and vote in the proxy's discretion on any and all other matters as may properly come before the Special Meeting or any adjournment or postponement thereof. At this time, the persons making this solicitation know of no other matters to be presented at the Special Meeting.

              IMPORTANT: TO BE SIGNED AND DATED ON THE REVERSE SIDE Please return this card in the self-addressed envelope provided.

 [ ]  MARK HERE FOR ADDRESS CHANGE              [ ] MARK HERE IF YOU PLAN TO
      AND NOTE AT LOWER RIGHT                       ATTEND THE MEETING

If you attend the meeting, you will be accompanied by _________________________.



                  Shareholder  ____________________             Dated __________

                  Signature(s):____________________             Dated:__________

                               ____________________         Dated:_________

                                    Please sign  exactly as name appears on this
                                    Proxy.  If your  shares are  jointly  owned,
                                    each of the joint owners  should sign.  When
                                    signing     as      attorney,      executor,
                                    administrator,  trustee or guardian,  please
                                    give the full title.  If signing in the name
                                    of a corporation or partnership, please sign
                                    full  corporate  or  partnership   name  and
                                    indicate title of authorized signatory.

                                    Address change: ____________________________

                              PMFM INVESTMENT TRUST
                             1061 Cliff Dawson Road
                           Watkinsville, Georgia 30677

                Proxy for the Special Meeting of Shareholders of
            the PMFM Core Advantage Portfolio Trust - [_______], 2006
                  Solicited on behalf of the Board of Trustees

         By signing below, the undersigned revokes all prior proxies (if any) and hereby appoints [___________], and each of them, with full power of substitution and revocation, as proxies to vote, as specified below, all shares of common stock of the PMFM Investment Trust (the "Trust") that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust, to be held at the offices of the Trust, 1061 Cliff Dawson Road, Watkinsville, Georgia 30677, on [______], 2006 at [___] a.m. Eastern Standard Time, and at any adjournment or postponement of the meeting.

         The Board of Trustees recommends a vote FOR each of the proposals set forth below, and unless instructions to the contrary are indicated in the space provided below, this proxy will be voted FOR the proposal set forth below.

         Please date, sign and return this proxy promptly. If you plan to attend the meeting, please indicate in the space so provided on the reverse side.

                 [X] Please mark your votes as in this example.

1. Approval by the PMFM Core Advantage Portfolio Trust of the election of the following three (3) nominees for director: Timothy Chapman, James Baker and Norman McLean.

         [ ] FOR the election of all of the nominees listed above

         [ ] WITHHOLD AUTHORITY to vote for all of the nominees listed above

         [ ] WITHHOLD AUTHORITY to vote for individual nominee(s). Write name(s) immediately below:



2. Approval of a new investment advisory agreement by and between the PMFM Core Advantage Portfolio Trust and the investment adviser of the Funds, PMFM, Inc., following a change in control of the investment adviser.

          [ ] FOR the approval of the new investment advisory agreement
          [ ] WITHHOLD AUTHORITY to vote for the approval of the investment advisory agreement


The proxies named herein are authorized to act and vote in the proxy's discretion on any and all other matters as may properly come before the Special Meeting or any adjournment or postponement thereof. At this time, the persons making this solicitation know of no other matters to be presented at the Special Meeting.

              IMPORTANT: TO BE SIGNED AND DATED ON THE REVERSE SIDE Please return this card in the self-addressed envelope provided.

[ ]   MARK HERE FOR ADDRESS CHANGE             [ ] MARK HERE IF YOU PLAN TO
      AND NOTE AT LOWER RIGHT                      ATTEND THE MEETING

If you attend the meeting, you will be accompanied by _________________________.



                Shareholder  ____________________             Dated __________

                Signature(s):____________________             Dated:__________

                             ____________________         Dated:_________

                                    Please sign  exactly as name appears on this
                                    Proxy.  If your  shares are  jointly  owned,
                                    each of the joint owners  should sign.  When
                                    signing     as      attorney,      executor,
                                    administrator,  trustee or guardian,  please
                                    give the full title.  If signing in the name
                                    of a corporation or partnership, please sign
                                    full  corporate  or  partnership   name  and
                                    indicate title of authorized signatory.

                                    Address change: ____________________________

                                    Exhibit A

                              PMFM INVESTMENT TRUST
                              ---------------------
                             Audit Committee Charter
                             -----------------------

Composition, Purposes and Powers

1. The Audit Committee (the "Committee") of the PMFM Investment Trust (the "Trust") shall be composed entirely of independent trustees of the Board of Trustees ("Board") and may be comprised of one or more such independent trustees.

2.       The purposes of the Committee's audit function are:

         to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

         to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof;

         to act as a liaison between the Trust's independent auditors and the full Board; and

         to act as the Trust's "qualified legal compliance committee (QLCC)", as such term is defined in Section 205.2 adopted under the Securities Act of 1933, as amended.

         The function of the Committee with respect to the Trust's audit is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.


3. To carry out its purposes in its audit and QLCC capacity, the Committee shall have the following duties and powers:

         A.       to approve  and  recommend  to the full  Board the  selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any non-audit services to the Trust's investment adviser, or any entity controlling, controlled by , or under common control with the investment adviser that provide ongoing services to the Trust, that are non-compatible with the auditor's independence, and to receive the auditors' specific representations as to their independence;

         B. to meet with the Trust's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits, (ii) to discuss any matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s), (iii) to consider the auditors' comments with respect to the Trust's financial policies, procedures and internal accounting controls and management's responses thereto, and (iv) to review the form opinion the auditors propose to render to the Board and shareholders;

         C. to consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the auditors;

         D. to review the services performed and the fees charged by the auditors for audit and non-audit services;

         E. to investigate improprieties or suspected improprieties and Trust operations; F. to pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the independent auditors to the Trust;

         G. to pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust,

         H. to adopt written procedures for the confidential receipt, retention and consideration of any report made to the Committee in its role as the QLCC regarding evidence of (1) a material violation of an applicable United States federal or state securities law, (2) a material breach of a fiduciary duty arising under United States federal or state law, or (3) a similar material violation of any United States federal or state law by the Trust or by any officer, director, employee or agent of the Trust;

         I. to investigate any report of evidence of a material violation of securities law or breach of fiduciary duty or similar violation by the Trust, its officers, directors or agents, as contemplated by Section 307 of the Sarbanes-Oxley Act of 2002, and to recommend that the Trust take any appropriate remedial action;

         J. if the Trust fails in any material respect to take any remedial action that the Committee has recommended as the result of an investigation pursuant to the procedures referenced in (I) above and if deemed appropriate by the Committee, to notify the Securities and Exchange Commission that the Trust failed in a material respect to implement an appropriate response recommended by the Committee; and

         K. to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

Other Powers, Responsibilities and Methods of Operation
-------------------------------------------------------

1. The Committee shall have all the powers necessary for the Trust to comply with applicable securities laws and regulations and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign to the Committee.

2. The Committee shall meet at such times and places as the Committee or Board may, from time to time, determine. The Committee shall normally meet at least twice yearly (in each case prior to the meeting of the full Board), and is empowered to hold special meetings as circumstances require. The act of a majority of the members of the Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Committee.

3. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Trust counsel and to retain experts at the expense of the Trust.

4. The Committee shall prepare minutes of each meeting and keep such minutes with the Trust's records.

5. The Committee shall review this Charter as needed and recommend any changes to the full Board.

This amended and restated charter is adopted as of 8-27-03.

                                    Exhibit B

                          INVESTMENT ADVISORY AGREEMENT

         This Agreement is made and entered into effective as of [________], 2007, by and between the PMFM Investment Trust, a Delaware statutory trust (the "Trust") on behalf of the PMFM Managed Portfolio Trust, a series of shares of the Trust (the "Fund"), and PMFM, Inc., a Georgia corporation (hereinafter referred to as "Advisor").

         WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "Act");

         WHEREAS, the Trust has designated the Fund as a series of interests in the Trust; and

         WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940 ("Advisers Act"), and engages in the business of asset management; and

         WHEREAS, the Trust desires to retain the Advisor to render certain investment management services to the Fund, and the Advisor is willing to render such services;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

         1.       Obligations of Investment Advisor

                  (a) Services. The Advisor agrees to perform the following services (the "Services") for the Trust:

                           (1) manage the  investment  and  reinvestment  of the
                  assets of the Fund;

                           (2) continuously  review,  supervise,  and administer
                  the investment program of the Fund;

                           (3) determine,  in its discretion,  the securities to
                  be purchased, retained or sold (and implement those decisions) with respect to the Fund;

                           (4) provide the Trust and the Fund with records concerning the Advisor's activities under this Agreement which the Trust and the Fund are required to maintain; and

                           (5) render  regular  reports to the Trust's  trustees
                  and  officers   concerning  the  Advisor's  discharge  of  the
                  foregoing responsibilities.

         The Advisor shall discharge the foregoing responsibilities subject to the control of the trustees and officers of the Trust and in compliance with (i) such policies as the trustees may from time to time establish;
         (ii) the Fund's objectives, policies, and limitations as set forth in its prospectus and statement of additional information, as the same may be amended from time to time; and (iii) with all applicable laws and regulations. All Services to be furnished by the Advisor under this

         Agreement may be furnished through the medium of any directors, officers or employees of the Advisor or through such other parties as the Advisor may determine from time to time.

                  (b) Expenses and Personnel. The Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the Services on the terms and for the compensation provided herein. The Advisor shall authorize and permit any of its officers, directors and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected. Except to the extent expressly assumed by the Advisor herein and except to the extent required by law to be paid by the Advisor, the Trust shall pay all costs and expenses in connection with its operation.

                  (c) Books and Records. All books and records prepared and maintained by the Advisor for the Trust and the Fund under this Agreement shall be the property of the Trust and the Fund and, upon request therefor, the Advisor shall surrender to the Trust and the Fund such of the books and records so requested.

         2. Fund Transactions. The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund. With respect to brokerage selection, the Advisor shall seek to obtain the best overall execution for fund transactions, which is a combination of price, quality of execution and other factors. The Advisor may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Advisor with brokerage, research, analysis, advice and similar services, and the Advisor may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Advisor determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Advisor to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term. The Advisor will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

         3. Compensation of the Advisor. The Fund will pay to the Advisor an investment advisory fee (the "Fee") equal to an annualized rate of 1.25% of the average daily net assets of the Fund. The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund's Prospectus and/or Statement of Additional Information, and shall be paid to the Advisor by the Fund within five
(5) days after such calculation.

         4. Status of Investment Advisor. The services of the Advisor to the Trust and the Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Trust and the Fund are not impaired thereby. The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Trust or the Fund. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Advisor, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         5. Permissible Interests. Trustees, agents, and stockholders of the Trust are or may be interested in the Advisor (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Advisor are or may be interested in the Trust as trustees, stockholders or otherwise; and the Advisor (or any successor) is or may be interested in the Trust as a stockholder or otherwise.

         6. Limits of Liability; Indemnification. The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder. The Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust's registration statement under the Act or the Securities Act of 1933 ("1933 Act"), except for information supplied by the Advisor for inclusion therein. The Trust agrees to indemnify the Advisor to the full extent permitted by the Trust's Declaration of Trust.

         7. Term. This Agreement shall remain in effect for an initial term of two years from the date hereof, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not "interested persons" (as defined in the Act) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that:

                  (a) the Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice of a decision to terminate this Agreement by (i) the Trust's trustees; or
         (ii) the vote of a majority of the outstanding voting securities of the Fund;

                  (b) the Agreement shall immediately  terminate in the event of
         its   assignment   (within  the  meaning  of  the  Act  and  the  Rules
         thereunder);

                  (c) The Advisor may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice to the Trust and the Fund; and

                  (d) the terms of paragraph 6 of this Agreement shall survive the termination of this Agreement.

         8. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust's outstanding voting securities.

         9. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware.

         10. Representations and Warranties.

                  (a) Representations and Warranties of the Advisor. The Advisor hereby represents and warrants to the Trust as follows: (i) the Advisor is a corporation duly organized and in good standing under the laws of the State of Georgia and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

                  (b) Representations and Warranties of the Trust. The Trust hereby represents and warrants to the Advisor as follows: (i) the Trust has been duly organized as a statutory trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) the Trust is registered as an investment company with the Commission under the Act; (iii) shares of each Fund are registered for offer and sale to the public under the 1933 Act; and
         (iv) such registrations will be kept in effect during the term of this Agreement.

         11. Compliance Procedures. The Advisor will, in accordance with Rule 206(4)-7 of the Advisers Act, adopt and implement written policies and procedures reasonably designed to prevent violations of the Advisers Act and will provide the Trust with copies of such written policies and procedures upon request.

         12. Structure of Agreement. The Trust is entering into this Agreement solely on behalf of the Fund. Without limiting the generality of the foregoing:
(a) no breach of any term of this Agreement shall create a right or obligation with respect to any series of the Trust other than the Fund; (b) under no circumstances shall the Advisor have the right to set off claims relating to the Fund by applying property of any other series of the Trust; and (c) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the Fund.

         13. Use of Names. The Trust acknowledges that all rights to the name "PMFM" belongs to the Advisor, and that the Trust is being granted a limited license to use such words in its name, the name of its series and the name of its classes of shares.

         14. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

         15. Notice. Notices of any kind to be given to the Trust hereunder by the Advisor shall be in writing and shall be duly given if mailed or delivered to the PMFM Investment Trust at 1551 Jennings Mill Road - Suite 2400A, Bogart, Georgia 30622, with a copy to The Nottingham Company at 116 South Franklin Street, Post Office Box 69, Rocky Mount, NC 27802-0069 or to such other address or to such individual as shall be so specified by the Trust to the Advisor. Notices of any kind to be given to the Advisor hereunder by the Trust shall be in writing and shall be duly given if mailed or delivered to PMFM, Inc. at 1551 Jennings Mill Road - Suite 2400A, Bogart, Georgia 30622 Attention: Judson Doherty, or at such other address or to such individual as shall be so specified by the Advisor to the Trust. Notices shall be effective upon delivery.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.


  PMFM INVESTMENT TRUST                     PMFM, INC.



_________________________________           __________________________________
By:     _________________, Trustee          By:      Judson Doherty
                                            Title:   Executive Vice President

                          INVESTMENT ADVISORY AGREEMENT

         This Agreement is made and entered into effective as of [______], 2007, by and between the PMFM Investment Trust, a Delaware statutory trust (the "Trust") on behalf of the PMFM Tactical Preservation Portfolio Trust, a series of shares of the Trust (the "Fund"), and PMFM, Inc., a Georgia corporation (hereinafter referred to as "Advisor").

         WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "Act");

         WHEREAS, the Trust has designated the Fund as a series of interests in the Trust; and

         WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940 ("Advisers Act"), and engages in the business of asset management; and

         WHEREAS, the Trust desires to retain the Advisor to render certain investment management services to the Fund, and the Advisor is willing to render such services;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

         1.       Obligations of Investment Advisor

                  (a) Services. The Advisor agrees to perform the following services (the "Services") for the Trust:

                  (1) manage the investment and reinvestment of the assets of the Fund;

                  (2)  continuously  review,   supervise,   and  administer  the
         investment program of the Fund;

                  (3) determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) with respect to the Fund;

                  (4) provide the Trust and the Fund with records concerning the Advisor's activities under this Agreement which the Trust and the Fund are required to maintain; and

                  (5)  render  regular  reports  to  the  Trust's  trustees  and
         officers   concerning   the   Advisor's   discharge  of  the  foregoing
         responsibilities.

         The Advisor shall discharge the foregoing responsibilities subject to the control of the trustees and officers of the Trust and in compliance with (i) such policies as the trustees may from time to time establish;
         (ii) the Fund's objectives, policies, and limitations as set forth in its prospectus and statement of additional information, as the same may be amended from time to time; and (iii) with all applicable laws and regulations. All Services to be furnished by the Advisor under this Agreement may be furnished through the medium of any directors, officers or employees of the Advisor or through such other parties as the Advisor may determine from time to time.

                  (b) Expenses and Personnel. The Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the Services on the terms and for the compensation provided herein. The Advisor shall authorize and permit any of its officers, directors and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected. Except to the extent expressly assumed by the Advisor herein and except to the extent required by law to be paid by the Advisor, the Trust shall pay all costs and expenses in connection with its operation.

                  (c) Books and Records. All books and records prepared and maintained by the Advisor for the Trust and the Fund under this Agreement shall be the property of the Trust and the Fund and, upon request therefor, the Advisor shall surrender to the Trust and the Fund such of the books and records so requested.

         2. Fund Transactions. The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund. With respect to brokerage selection, the Advisor shall seek to obtain the best overall execution for fund transactions, which is a combination of price, quality of execution and other factors. The Advisor may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Advisor with brokerage, research, analysis, advice and similar services, and the Advisor may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Advisor determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Advisor to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term. The Advisor will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

         3. Compensation of the Advisor. The Fund will pay to the Advisor an investment advisory fee (the "Fee") equal to an annualized rate of 1.25% of the average daily net assets of the Fund. The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund's Prospectus and/or Statement of Additional Information, and shall be paid to the Advisor by the Fund within five
(5) days after such calculation.

         4. Status of Investment Advisor. The services of the Advisor to the Trust and the Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Trust and the Fund are not impaired thereby. The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Trust or the Fund. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Advisor, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         5. Permissible Interests. Trustees, agents, and stockholders of the Trust are or may be interested in the Advisor (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Advisor are or may be interested in the Trust as trustees, stockholders or otherwise; and the Advisor (or any successor) is or may be interested in the Trust as a stockholder or otherwise.

         6. Limits of Liability; Indemnification. The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder. The Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust's registration statement under the Act or the Securities Act of 1933 ("1933 Act"), except for information supplied by the Advisor for inclusion therein. The Trust agrees to indemnify the Advisor to the full extent permitted by the Trust's Declaration of Trust.

         7. Term. This Agreement shall remain in effect for an initial term of two years from the date hereof, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not "interested persons" (as defined in the Act) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that:

                  (a) the Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice of a decision to terminate this Agreement by (i) the Trust's trustees; or
         (ii) the vote of a majority of the outstanding voting securities of the Fund;

                  (b) the Agreement shall immediately  terminate in the event of
         its   assignment   (within  the  meaning  of  the  Act  and  the  Rules
         thereunder);

                  (c) The Advisor may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice to the Trust and the Fund; and

                  (d) the terms of paragraph 6 of this Agreement shall survive the termination of this Agreement.

         8. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust's outstanding voting securities.

         9. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware.

         10. Representations and Warranties.

                  (a) Representations and Warranties of the Advisor. The Advisor hereby represents and warrants to the Trust as follows: (i) the Advisor is a corporation duly organized and in good standing under the laws of the State of Georgia and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

                  (b) Representations and Warranties of the Trust. The Trust hereby represents and warrants to the Advisor as follows: (i) the Trust has been duly organized as a statutory trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) the Trust is registered as an investment company with the Commission under the Act; (iii) shares of each Fund are registered for offer and sale to the public under the 1933 Act; and
         (iv) such registrations will be kept in effect during the term of this Agreement.

         11. Compliance Procedures. The Advisor will, in accordance with Rule 206(4)-7 of the Advisers Act, adopt and implement written policies and procedures reasonably designed to prevent violations of the Advisers Act and will provide the Trust with copies of such written policies and procedures upon request.

         12. Structure of Agreement. The Trust is entering into this Agreement solely on behalf of the Fund. Without limiting the generality of the foregoing:
(a) no breach of any term of this Agreement shall create a right or obligation with respect to any series of the Trust other than the Fund; (b) under no circumstances shall the Advisor have the right to set off claims relating to the Fund by applying property of any other series of the Trust; and (c) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the Fund.

         13. Use of Names. The Trust acknowledges that all rights to the name "PMFM" belongs to the Advisor, and that the Trust is being granted a limited license to use such words in its name, the name of its series and the name of its classes of shares.

         14. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

         15. Notice. Notices of any kind to be given to the Trust hereunder by the Advisor shall be in writing and shall be duly given if mailed or delivered to the PMFM Investment Trust at 1551 Jennings Mill Road - Suite 2400A, Bogart, Georgia 30622, with a copy to The Nottingham Company at 116 South Franklin Street, Post Office Box 69, Rocky Mount, NC 27802-0069 or to such other address or to such individual as shall be so specified by the Trust to the Advisor. Notices of any kind to be given to the Advisor hereunder by the Trust shall be in writing and shall be duly given if mailed or delivered to PMFM, Inc. at 1551 Jennings Mill Road - Suite 2400A, Bogart, Georgia 30622 Attention: Judson Doherty, or at such other address or to such individual as shall be so specified by the Advisor to the Trust. Notices shall be effective upon delivery.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.


  PMFM INVESTMENT TRUST                     PMFM, INC.



_________________________________           __________________________________
By:     _________________, Trustee          By:      Judson Doherty
                                            Title:   Executive Vice President

                          INVESTMENT ADVISORY AGREEMENT

         This Agreement is made and entered into effective as of [______], 2007, by and between the PMFM Investment Trust, a Delaware statutory trust (the "Trust") on behalf of the PMFM Core Advantage Portfolio Trust, a series of shares of the Trust (the "Fund"), and PMFM, Inc., a Georgia corporation (hereinafter referred to as "Advisor").

         WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "Act");

         WHEREAS, the Trust has designated the Fund as a series of interests in the Trust; and

         WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940 ("Advisers Act"), and engages in the business of asset management; and

         WHEREAS, the Trust desires to retain the Advisor to render certain investment management services to the Fund, and the Advisor is willing to render such services;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

         1.       Obligations of Investment Advisor

                  (a) Services. The Advisor agrees to perform the following services (the "Services") for the Trust:

                           (1) manage the  investment  and  reinvestment  of the
                  assets of the Fund;

                           (2) continuously  review,  supervise,  and administer
                  the investment program of the Fund;

                           (3) determine,  in its discretion,  the securities to
                  be purchased, retained or sold (and implement those decisions) with respect to the Fund;

                           (4) provide the Trust and the Fund with records concerning the Advisor's activities under this Agreement which the Trust and the Fund are required to maintain; and

                           (5) render  regular  reports to the Trust's  trustees
                  and  officers   concerning  the  Advisor's  discharge  of  the
                  foregoing responsibilities.

         The Advisor shall discharge the foregoing responsibilities subject to the control of the trustees and officers of the Trust and in compliance with (i) such policies as the trustees may from time to time establish;
         (ii) the Fund's objectives, policies, and limitations as set forth in its prospectus and statement of additional information, as the same may be amended from time to time; and (iii) with all applicable laws and regulations. All Services to be furnished by the Advisor under this Agreement may be furnished through the medium of any directors, officers or employees of the Advisor or through such other parties as the Advisor may determine from time to time.

                  (b) Expenses and Personnel. The Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the Services on the terms and for the compensation provided herein. The Advisor shall authorize and permit any of its officers, directors and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected. Except to the extent expressly assumed by the Advisor herein and except to the extent required by law to be paid by the Advisor, the Trust shall pay all costs and expenses in connection with its operation.

                  (c) Books and Records. All books and records prepared and maintained by the Advisor for the Trust and the Fund under this Agreement shall be the property of the Trust and the Fund and, upon request therefor, the Advisor shall surrender to the Trust and the Fund such of the books and records so requested.

         2. Fund Transactions. The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund. With respect to brokerage selection, the Advisor shall seek to obtain the best overall execution for fund transactions, which is a combination of price, quality of execution and other factors. The Advisor may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Advisor with brokerage, research, analysis, advice and similar services, and the Advisor may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Advisor determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Advisor to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term. The Advisor will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

         3. Compensation of the Advisor. The Fund will pay to the Advisor an investment advisory fee (the "Fee") equal to an annualized rate of 1.25% of the average daily net assets of the Fund. The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund's Prospectus and/or Statement of Additional Information, and shall be paid to the Advisor by the Fund within five
(5) days after such calculation.

         4. Status of Investment Advisor. The services of the Advisor to the Trust and the Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Trust and the Fund are not impaired thereby. The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Trust or the Fund. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Advisor, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         5. Permissible Interests. Trustees, agents, and stockholders of the Trust are or may be interested in the Advisor (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Advisor are or may be interested in the Trust as trustees, stockholders or otherwise; and the Advisor (or any successor) is or may be interested in the Trust as a stockholder or otherwise.

         6. Limits of Liability; Indemnification. The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder. The Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust's registration statement under the Act or the Securities Act of 1933 ("1933 Act"), except for information supplied by the Advisor for inclusion therein. The Trust agrees to indemnify the Advisor to the full extent permitted by the Trust's Declaration of Trust.

         7. Term. This Agreement shall remain in effect for an initial term of two years from the date hereof, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not "interested persons" (as defined in the Act) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that:

                  (a) the Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice of a decision to terminate this Agreement by (i) the Trust's trustees; or
         (ii) the vote of a majority of the outstanding voting securities of the Fund;

                  (b) the Agreement shall immediately  terminate in the event of
         its   assignment   (within  the  meaning  of  the  Act  and  the  Rules
         thereunder);

                  (c) The Advisor may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice to the Trust and the Fund; and

                  (d) the terms of paragraph 6 of this Agreement shall survive the termination of this Agreement.

         8. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust's outstanding voting securities.

         9. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware.

         10. Representations and Warranties.

                  (a) Representations and Warranties of the Advisor. The Advisor hereby represents and warrants to the Trust as follows: (i) the Advisor is a corporation duly organized and in good standing under the laws of the State of Georgia and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

                  (b) Representations and Warranties of the Trust. The Trust hereby represents and warrants to the Advisor as follows: (i) the Trust has been duly organized as a statutory trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) the Trust is registered as an investment company with the Commission under the Act; (iii) shares of each Fund are registered for offer and sale to the public under the 1933 Act; and
         (iv) such registrations will be kept in effect during the term of this Agreement.

         11. Compliance Procedures. The Advisor will, in accordance with Rule 206(4)-7 of the Advisers Act, adopt and implement written policies and procedures reasonably designed to prevent violations of the Advisers Act and will provide the Trust with copies of such written policies and procedures upon request.

         12. Structure of Agreement. The Trust is entering into this Agreement solely on behalf of the Fund. Without limiting the generality of the foregoing:
(a) no breach of any term of this Agreement shall create a right or obligation with respect to any series of the Trust other than the Fund; (b) under no circumstances shall the Advisor have the right to set off claims relating to the Fund by applying property of any other series of the Trust; and (c) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the Fund.

         13. Use of Names. The Trust acknowledges that all rights to the name "PMFM" belongs to the Advisor, and that the Trust is being granted a limited license to use such words in its name, the name of its series and the name of its classes of shares.

         14. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

         15. Notice. Notices of any kind to be given to the Trust hereunder by the Advisor shall be in writing and shall be duly given if mailed or delivered to the PMFM Investment Trust at 1551 Jennings Mill Road - Suite 2400A, Bogart, Georgia 30622, with a copy to The Nottingham Company at 116 South Franklin Street, Post Office Box 69, Rocky Mount, NC 27802-0069 or to such other address or to such individual as shall be so specified by the Trust to the Advisor. Notices of any kind to be given to the Advisor hereunder by the Trust shall be in writing and shall be duly given if mailed or delivered to PMFM, Inc. at 1551 Jennings Mill Road - Suite 2400A, Bogart, Georgia 30622 Attention: Judson Doherty, or at such other address or to such individual as shall be so specified by the Advisor to the Trust. Notices shall be effective upon delivery.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.


  PMFM INVESTMENT TRUST                     PMFM, INC.



_________________________________           __________________________________
By:     _________________, Trustee          By:      Judson Doherty
                                            Title:   Executive Vice President